Organization, Basis Of Presentation And Accounting Policy	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Basis Of Presentation And Accounting Policy [Abstract]
Organization, Basis Of Presentation And Accounting Policy

Note 1—Organization, Basis of Presentation and Accounting Policy

Organization

Caesars Entertainment Corporation, a Delaware corporation, is the world's most diversified casino-entertainment company. In this Quarterly Report on Form 10-Q (the "10-Q") Caesars Entertainment Corporation, together with its consolidated subsidiaries where appropriate, is referred to as "Caesars Entertainment," the "Company," "we," "our" and "us".

As of September 30, 2011, we owned, operated or managed 52 casinos in 12 U.S. states and seven countries. The vast majority of these casinos operate in the United States and England, primarily under the Caesars, Harrah's and Horseshoe brand names in the United States. Our casino entertainment facilities include 33 land-based casinos, 12 riverboat or dockside casinos, three managed casinos on Indian lands in the United States, one operated casino in Canada, one combination greyhound racetrack and casino, one combination thoroughbred racetrack and casino, and one combination harness racetrack and casino. Our 33 land-based casinos include one in Uruguay, nine in England, one in Scotland, two in Egypt and one in South Africa. We view each property as an operating segment and aggregate all operating segments into one reporting segment.

In January, 2008, Caesars Entertainment was acquired by affiliates of Apollo Global Management, LLC ("Apollo") and TPG Capital, LP ("TPG" and, together with Apollo, the "Sponsors") in an all-cash transaction, hereinafter referred to as the "Acquisition." As a result of the Acquisition, our stock is no longer publicly traded. Currently, the issued and outstanding shares of common stock of Caesars Entertainment are owned by entities affiliated with the Sponsors, Paulson & Co. Inc. ("Paulson"), certain co-investors and members of management.

Basis of Presentation

The accompanying Unaudited Consolidated Condensed Financial Statements of the Company have been prepared under the rules and regulations of the Securities and Exchange Commission ("SEC") applicable for interim periods and, therefore, do not include all information and notes necessary for complete financial statements in conformity with generally accepted accounting principles in the United States. The results for the interim periods reflect all adjustments (consisting only of normal recurring adjustments) that management considers necessary for a fair presentation of financial position, operating results and cash flows.

The results of operations for our interim periods are not necessarily indicative of the results of operations that may be achieved for the entire 2011 fiscal year. The financial information as of December 31, 2010 is derived from our audited consolidated financial statements and notes for the year ended December 31, 2010 included in our 2010 Annual Report on Form 10-K (the "2010 10-K"). The information included in this 10-Q should be read in conjunction with the footnotes and management's discussion and analysis of the Consolidated Financial Statements in the 2010 10-K. We have recast certain amounts for prior periods to conform to our 2011 presentation.

Accounting Policy

RESTRICTED CASH. At September 30, 2011 the Company has $544.0 million of current and non-current restricted cash, which is included in our Consolidated Condensed Balance Sheet as $78.7 million of Prepayments and other current assets and $465.3 million of Restricted cash, respectively.

As more fully described in Note 5, "Debt", the Company borrowed $450.0 million in a senior secured term facility under an unrestricted subsidiary of Caesars Entertainment Operating Company, Inc ("CEOC"), which is the financing incurred to complete the Octavius Tower at Caesars Palace Las Vegas ("Project Octavius") and to develop a retail, dining and entertainment corridor located between the Imperial Palace Hotel and Casino and the Flamingo Las Vegas on the Las Vegas strip ("Project Linq" and, together with Project Octavius, the "Development"). The borrowing is secured by the Development assets and funds raised that have not been spent on the Development are deemed restricted and are included in restricted cash. Restricted cash also includes cash reserved under loan agreements for development projects and certain expenditures incurred in the normal course of business, such as interest service, real estate taxes, property insurance, and capital improvements. Specifically, the PHW Las Vegas senior secured loan requires that the Company maintain certain reserve funds in respect of furniture, fixtures, and equipment, capital improvements, interest service, taxes and insurance; and the commercial mortgage-backed securities ("CMBS") financing includes affirmative covenants that require the properties securing the CMBS financing to maintain certain reserve funds in respect of furniture, fixtures, and equipment, taxes, and insurance, and comply with other customary obligations for CMBS real estate financings.

Subsequent to the filing of our 2010 10-K, in the first quarter of 2011, the Company determined that $64.9 million reported as cash and cash equivalents as of December 31, 2010 should have been reported as either current or non-current restricted cash at that date. The Consolidated Condensed Statement of Cash Flows for the nine months ended September 30, 2011 includes $544.0 million of investing cash outflows for the funding of restricted cash balances. Included in the $544.0 million of investing cash outflows is the $64.9 million of restricted cash funded prior to 2011. Management determined in the first quarter of 2011 that reclassifying the cash balances on the balance sheet and reporting the aggregate investing cash outflows was not a material correction of our 2010 financial statements, and does not materially misstate our 2011 financial statements.

Note 1—Summary of Significant Accounting Policies

BASIS OF PRESENTATION AND ORGANIZATION. As of December 31, 2010, we owned, operated or managed 52 casinos, primarily under the Harrah's, Caesars and Horseshoe brand names in the United States. Our casino entertainment facilities include 33 land-based casinos, 12 riverboat or dockside casinos, three managed casinos on Indian lands in the United States, one managed casino in Canada, one combination thoroughbred racetrack and casino, one combination greyhound racetrack and casino, and one combination harness racetrack and casino. Our 33 land-based casinos include one in Uruguay, nine in England, one in Scotland, two in Egypt and one in South Africa. We view each property as an operating segment and aggregate all operating segments into one reporting segment.

On January 28, 2008, Caesars Entertainment was acquired by affiliates of Apollo Global Management, LLC ("Apollo") and TPG Capital, LP ("TPG") in an all cash transaction, hereinafter referred to as the "Acquisition." Although Caesars Entertainment continued as the same legal entity after the Acquisition, the accompanying Consolidated Statement of Operations, the Consolidated Statement of Cash Flows and the Consolidated Statements of Stockholders' (Deficit)/Equity and Comprehensive (Loss)/Income for the year ended December 31, 2008 are presented as the Predecessor period for the period prior to the Acquisition and as the Successor period for the period subsequent to the Acquisition. As a result of the application of purchase accounting as of the Acquisition date, the Consolidated Financial Statements for the Successor periods and the Predecessor periods are presented on different bases and are, therefore, not comparable.

PRINCIPLES OF CONSOLIDATION. Our Consolidated Financial Statements include the accounts of Caesars Entertainment and its subsidiaries after elimination of all significant intercompany accounts and transactions.

We consolidate into our financial statements the accounts of all wholly-owned subsidiaries, and any partially-owned subsidiary that we have the ability to control. Control generally equates to ownership percentage, whereby investments that are more than 50% owned are consolidated, investments in affiliates of 50% or less but greater than 20% are generally accounted for using the equity method, and investments in affiliates of 20% or less are accounted for using the cost method.

We also consolidate into our financial statements the accounts of any variable interest entity for which we are determined to be the primary beneficiary. Up through and including December 31, 2010, we analyzed our variable interests to determine if the entity that is party to the variable interest is a variable interest entity in accordance with Accounting Standards Codification ("ASC") 810, "Consolidation." Our analysis included both quantitative and qualitative reviews. Quantitative analysis is based on the forecasted cash flows of the entity. Qualitative analysis is based on our review of the design of the entity, its organizational structure including decision-making ability, and financial agreements. Based on these analyses, there were no consolidated variable interest entities that were material to our Consolidated Financial Statements.

As discussed in Note 2, "Recently Issued Accounting Pronouncements," we adopted the provisions of Accounting Standards Update ("ASU") 2009-17 (Topic 810), "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," effective January 1, 2010.

CASH AND CASH EQUIVALENTS. Cash equivalents are highly liquid investments with an original maturity of less than three months and are stated at the lower of cost or market value.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. We reserve an estimated amount for receivables that may not be collected. Methodologies for estimating the allowance for doubtful accounts range from specific reserves to various percentages applied to aged receivables. Historical collection rates are considered, as are customer relationships, in determining specific reserves.

INVENTORIES. Inventories, which consist primarily of food, beverage, retail merchandise and operating supplies, are stated at average cost.

LAND, BUILDINGS, RIVERBOATS AND EQUIPMENT. As a result of the application of purchase accounting, land, buildings, riverboats and equipment were recorded at their estimated fair value and useful lives as of the Acquisition date. Additions to land, buildings, riverboats and equipment subsequent to the Acquisition are stated at historical cost. We capitalize the costs of improvements that extend the life of the asset. We expense maintenance and repair costs as incurred. Gains or losses on the dispositions of land, buildings, riverboats or equipment are included in the determination of income. Interest expense is capitalized on internally constructed assets at our overall weighted-average borrowing rate of interest. Capitalized interest amounted to $1.4 million and $32.4 million for the years ended December 31, 2010 and 2009, respectively, $53.3 million for the period from January 28, 2008 through December 31, 2008 and $2.7 million for the period from January 1, 2008 through January 27, 2008.

We depreciate our buildings, riverboats and equipment for book purposes using the straight-line method over the shorter of the estimated useful life of the asset or the related lease term, as follows:

Land improvements	12 years
Buildings and improvements	5 to 40 years
Riverboats and barges	30 years
Furniture, fixtures and equipment	2 1/2 to 20 years

We review the carrying value of land, buildings, riverboats and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the estimated fair value of the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, and the effect of obsolescence, demand, competition and other economic factors. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the operating unit level, which for most of our assets is the individual property.

Assets held for sale at December 31, 2009 primarily consisted of the building in Memphis, Tennessee which previously housed a majority of the corporate functions. The sale of this building closed in January 2010. Also in January 2010, we closed Bill's Lake Tahoe and later sold the property in February 2010. Neither the financial position of Bill's Lake Tahoe, nor the results of its operations are material to the Consolidated Financial Statements presented herein. As a result, Bill's Lake Tahoe has not been included in either assets held for sale or discontinued operations. We have no assets classified as held for sale at December 31, 2010.

GOODWILL AND OTHER INTANGIBLE ASSETS. The purchase price of an acquisition is allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determine the estimated fair values after review and consideration of relevant information including discounted cash flows, quoted market prices and estimates made by management. To the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired and liabilities assumed, such excess is recorded as goodwill.

We determine the estimated fair value of each reporting unit as a function, or multiple, of earnings before interest, taxes, depreciation and amortization ("EBITDA"), combined with estimated future cash flows discounted at rates commensurate with the Company's capital structure and the prevailing borrowing rates within the casino industry in general. Both EBITDA multiples and discounted cash flows are common measures used to value and buy or sell cash-intensive businesses such as casinos. We determine the estimated fair values of our non-amortizing intangible assets other than goodwill by using the relief from royalty and excess earnings methods under the income approach. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the operating unit level, which for most of our assets is the individual casino.

During the fourth quarter of each year, we perform annual assessments for impairment of goodwill and other intangible assets that are not subject to amortization as of September 30. We perform assessments for impairment of goodwill and other intangible assets more frequently if impairment indicators exist. The annual evaluation of goodwill and other non-amortizing intangible assets requires the use of estimates about future operating results, valuation multiples and discount rates of each reporting unit, to determine their estimated fair value. Changes in these assumptions can materially affect these estimates. Once an impairment of goodwill or other intangible assets has been recorded, it cannot be reversed.

See Note 5, "Goodwill and Other Intangible Assets," for additional discussion of goodwill and other intangible assets.

LONG TERM NOTES RECEIVABLE. Included in Deferred charges and other in the Consolidated Balance Sheets at December 31, 2010 and 2009, is a long term note receivable due in 2012 related to the sale of land in the amount of $10.5 million and $9.9 million, respectively. The note is a non-interest bearing note and is recorded at the present value of the future cash flows, utilizing an imputed interest rate of 6.5%. Also included in 2009 is a note receivable in the amount of $52.2 million related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia. As more fully described in Note 11, "Write-downs, Reserves and Recoveries," this note was fully reserved in 2010. Loan amounts are reviewed periodically and those accounts that are judged to be uncollectible are written down to estimated realizable value.

UNAMORTIZED DEBT ISSUE COSTS. Debt discounts or premiums incurred in connection with the issuance of debt are capitalized and amortized to interest expense using the effective interest method. Debt issue costs are amortized to interest expense based on the related debt agreements using the straight-line method, which approximates the effective interest method. Unamortized discounts or premiums are written off and included in our gain or loss calculations to the extent we retire debt prior to its original maturity date. Unamortized debt issue costs are included in Deferred charges and other in our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS. We account for derivative instruments in accordance with ASC 815, "Derivatives and Hedging," which requires that all derivative instruments be recognized in the financial statements at fair value. Any changes in fair value are recorded in the statements of operations or in other comprehensive income/(loss) within the equity section of the balance sheets, depending upon whether or not the derivative is designated and qualifies for hedge accounting, the type of hedge transaction and the effectiveness of the hedge. The estimated fair values of our derivative instruments are based on market prices obtained from dealer quotes. Such quotes represent the estimated amounts we would receive or pay to terminate the contracts.

Our derivative instruments contain a credit risk that the counterparties may be unable to meet the terms of the agreements. We minimize that risk by evaluating the creditworthiness of our counterparties, which are limited to major banks and financial institutions. Our derivatives are recorded at their fair values, adjusted for the credit rating of the counterparty if the derivative is an asset, or adjusted for the credit rating of the Company if the derivative is a liability. See Note 8, "Derivative Instruments," for additional discussion of our derivative instruments.

TOTAL REWARDS POINT LIABILITY PROGRAM. Our customer loyalty program, Total Rewards, offers incentives to customers who gamble at certain of our casinos throughout the United States. Under the program, customers are able to accumulate, or bank, reward credits over time that they may redeem at their discretion under the terms of the program. The reward credit balance will be forfeited if the customer does not earn a reward credit over the prior six-month period. As a result of the ability of the customer to bank the reward credits, we accrue the expense of reward credits, after consideration of estimated forfeitures (referred to as "breakage"), as they are earned. The value of the cost to provide reward credits is expensed as the reward credits are earned and is included in direct Casino expense in our Consolidated Statements of Operations. To arrive at the estimated cost associated with reward credits, estimates and assumptions are made regarding incremental marginal costs of the benefits, breakage rates and the mix of goods and services for which reward credits will be redeemed. We use historical data to assist in the determination of estimated accruals. At December 31, 2010 and 2009 we had accrued $57.7 million and $53.2 million, respectively, for the estimated cost of Total Rewards credit redemptions. Such amounts are included within Accrued Expenses in the Consolidated Balance Sheets presented herein.

In addition to reward credits, customers at certain of our properties can earn points based on play that are redeemable in cash ("cash-back points"). In 2007, certain of our properties introduced a modification to the cash-back program whereby points are redeemable in playable credits at slot machines where, after one play-through, the credits can be cashed out. We accrue the cost of cash-back points and the modified program, after consideration of estimated breakage, as they are earned. The cost is recorded as contra-revenue and included in Casino promotional allowance in our Consolidated Statements of Operations. At December 31, 2010 and 2009, the liability related to outstanding cash-back points, which is based on historical redemption activity, was $1.2 million and $2.8 million, respectively.

SELF-INSURANCE ACCRUALS. We are self-insured up to certain limits for costs associated with general liability, workers' compensation and employee health coverage. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. In estimating our liabilities, we consider historical loss experience and make judgments about the expected levels of costs per claim. We also rely on actuarial consultants to assist in the determination of such accruals. Our accruals are estimated based upon actuarial estimates of undiscounted claims, including those claims incurred but not reported. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals; however, changes in health care costs, accident frequency and severity and other factors can materially affect the estimate for these liabilities.

REVENUE RECOGNITION. Casino revenues are measured by the aggregate net difference between gaming wins and losses, with liabilities recognized for funds deposited by customers before gaming play occurs and for chips in the customers' possession. Food and beverage, rooms, and other operating revenues are recognized when services are performed. Advance deposits on rooms and advance ticket sales are recorded as customer deposits until services are provided to the customer. The Company does not recognize as revenue taxes collected on goods or services sold to its customers.

The retail value of accommodations, food and beverage, and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. The estimated cost of providing such promotional allowances is included in casino expenses as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Food and beverage	$489.5	$473.4	$500.6	$42.4
Rooms	191.3	190.4	168.7	12.7
Other	60.0	70.6	88.6	5.5

	$740.8	$734.4	$757.9	$60.6

ADVERTISING. The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was $199.7 million for the year ended December 31, 2010, $188.2 million for the year ended December 31, 2009, $253.7 million for the period from January 28, 2008 through December 31, 2008, and $20.9 million for the period from January 1, 2008 through January 27, 2008, respectively.

INCOME TAXES. We are subject to income taxes in the United States (including federal and state) and numerous foreign jurisdictions in which we operate. We record income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the expected future tax consequences of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. ASC 740, "Income Taxes," requires a reduction of the carrying amounts of deferred tax assets by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically based on the ASC 740 more likely than not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, our experience with operating loss and tax credit carryforwards not expiring unused, and tax planning alternatives.

The effect on the income tax provision and deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We have previously provided a valuation allowance on foreign tax credits, certain foreign and state net operating losses ("NOLs"), and other deferred foreign and state tax assets. Certain foreign and state NOLs and other deferred foreign and state tax assets were not deemed realizable because they are attributable to subsidiaries that are not expected to produce future earnings.

We adopted the directives of ASC 740 regarding uncertain income tax positions on January 1, 2007. We classify reserves for tax uncertainties within "Accrued expenses" and "Deferred credits and other" in our Consolidated Balance Sheets, separate from any related income tax payable or deferred income taxes. In accordance with ASC 740's directives regarding uncertain tax positions, reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions, as well as potential interest or penalties associated with those liabilities.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months.

RECLASSIFICATION. We have recast certain amounts for prior periods to conform to our 2010 presentation.

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting periods. Our actual results could differ from those estimates.